EXHIBIT 99.1

Paulson Investment Company, Inc.

Statement of Financial Condition Report

December 31, 2007

Filed as PUBLIC information pursuant to rule 17a-5(d) under the Securities Exchange Act of 1934.

McGladrey & Pullen, LLP is a member firm of RSM International,

an affiliation of separate and independent legal entities.

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SEC FILE NUMBER
8-026807

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ANNUAL AUDITED REPORT

FORM X-17A-5

PART III

FACING PAGE

Information Required of Brokers and Dealers Pursuant to Section 17 of the

Securities Exchange Act of 1934 and Rule 17a-5 Thereunder

REPORT FOR THE PERIOD BEGINNING January 1, 2007 AND ENDING December 31, 2007

                                                                             MM/DD/YY                                 MM/DD/YY

A. REGISTRANT IDENTIFICATION

NAME OF BROKER-DEALER

Paulson Investment Company, Inc.	OFFICIAL USE ONLY
ADDRESS OF PRINCIPAL PLACE OF BUSINESS: (Do not use P.O. Box No.)	_______________ FIRM ID NO.

811 SW Naito Parkway, Suite 200
(No. and Street)

Portland	Oregon	97204
(City)	(State)	(Zip Code)

NAME AND TELEPHONE NUMBER OF PERSON TO CONTACT IN REGARD TO THIS REPORT

Karen L. Johannes	(503) 243-6080
(Area Code - Telephone No.)

B. ACCOUNTANT IDENTIFICATION

INDEPENDENT PUBLIC ACCOUNTANT whose opinion is contained in this Report*

McGLADREY & PULLEN, LLP
(Name - if individual, state last, first, middle name)

One South Wacker Drive	Chicago	Illinois	60606
(Address)	(City)	(State)	(Zip Code)

CHECK ONE:

☒	Certified Public Accountant

☐	Public Accountant

☐	Accountant not resident in United States or any of its possessions.

FOR OFFICIAL USE ONLY

*	Claims for exemption from the requirement that the annual report be covered by the opinion of an independent public accountant must be supported by a statement of facts and circumstances relied on as the basis for the exemption. See section 240.17a-5(e)(2)

OATH OR AFFIRMATION

I, Trent Davis, swear (or affirm) that, to the best of my knowledge and belief the accompanying financial statement and supporting schedules pertaining to the firm of Paulson Investment Company, Inc. as of December 31, 2007, are true and correct. I further swear (or affirm) that neither the company nor any partner, proprietor, principal officer or director has any proprietary interest in any account classified solely as that of a customer.

/s/ Trent Davis
Signature

President
Title

Notary Public

This report** contains (check all applicable boxes):

☒ (a)	Facing page.

☒ (b)	Statement of Financial Condition.

☐ (c)	Statement of Income (Loss).

☐ (d)	Statement of Changes in Cash Flows.

☐ (e)	Statement of Changes in Stockholders’ Equity or Partners’ or Sole Proprietor’s Capital.

☐ (f)	Statement of Changes in Liabilities Subordinated to Claims of Creditors.

☐ (g)	Computation of Net Capital.

☐ (h)	Computation for Determination of Reserve Requirements Pursuant to Rule 15c3-3.

☐ (i)	Information Relating to the Possession or control Requirements Under Rule 15c3-3.

☐ (j)	A Reconciliation, including appropriate explanation, of the Computation of Net Capital Under Rule 15c3-3 and the Computation for Determination of the Reserve Requirements Under Exhibit A of Rule 15c3-3.

☐ (k)	A Reconciliation between the audited and unaudited Statements of Financial Condition with respect to methods of consolidation.

☒ (l)	An Oath or Affirmation.

☐ (m)	A copy of the SIPC Supplemental Report.

☐ (n)	A report describing any material inadequacies found to exist or found to have existed since the date of the previous audit.

☐ (o)	Independent Auditor’s Report on Internal Control.

**	For conditions of confidential treatment of certain portions of this filing, see section 240.17a-5(e)(3).

Contents

Independent Auditor’s Report	1

Financial Statement

Statement of Financial Condition	2

Notes to Statement of Financial Condition	3 –9

Independent Auditor’s Report

To the Board of Directors

Paulson Investment Company, Inc.

Portland, Oregon

We have audited the accompanying statement of financial condition of Paulson Investment Company, Inc. as of December 31, 2007 that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Paulson Investment Company, Inc. as of December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 28, 2008

McGladrey & Pullen, LLP is a member firm of RSM International –

an affiliation of separate and independent legal entities.

Paulson Investment Company, Inc.

Statement of Financial Condition

December 31, 2007

Assets
Cash and cash equivalents	$40,026
Trading and investment securities, at fair value	20,194,914
Underwriter warrants, at fair value	16,373,000
Receivable from correspondent broker-dealer	11,702,341
Receivables from and advances to noncustomers	1,824,742
Other assets	678,158

Total assets	$50,813,181

Liabilities and Stockholder’s Equity
Accounts payable and accrued expenses	$5,306,849
Securities sold, not yet purchased, at market value	36,259
Payable to correspondent broker-dealer	2,463,413
Underwriter warrants—employee and independent contractor, at fair value	651,000
Deferred revenue	375,000
Income taxes payable to parent	1,859,063
Deferred income taxes	1,844,000

Total liabilities	12,535,584

Commitments and Contingent Liabilities
Stockholder’s Equity
Preferred stock, no par value; authorized 500,000 shares; no shares issued and outstanding	—
Common stock, no par value; authorized 1,000,000 shares; issued and outstanding 400,100 shares	2,064,539
Receivable from parent	(9,407,972)
Retained earnings	45,621,030

Total stockholder’s equity	38,277,597

Total liabilities and stockholder’s equity	$50,813,181

The accompanying notes are an integral part of the statement of financial condition.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 1.	Nature of Business and Significant Accounting Policies

Paulson Investment Company, Inc. (the Company), a wholly-owned subsidiary of Paulson Capital Corp. (the Parent), is an Oregon corporation and a registered broker-dealer in securities under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). The Company renders broker-dealer services in securities on both an agency and principal basis to its customers who are fully introduced to RBC Dain Correspondent Services (DCS). The Company also acts as a lead or participating underwriter for securities offerings.

The Company operates under the provisions of paragraph (k)(2)(ii) of rule 15c3-3 of the Securities and Exchange Act of 1934 and, accordingly, is exempt from the remaining provisions of that rule. Essentially, the requirements of paragraph (k)(2)(ii) provide that the Company clear all transactions on behalf of customers on a fully disclosed basis with a clearing broker-dealer and promptly transmit all customer funds and securities to the clearing broker-dealer. The clearing broker-dealer carries all of the accounts of the customers and maintains and preserves all related books and records as are customarily kept by a clearing broker-dealer.

Significant accounting policies are as follows.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s estimates regarding the fair market value of not readily marketable securities are significant estimates and these estimates could change in the near term. Actual results could differ from those estimates.

Security transactions: Security transactions and related revenue are recorded on a trade date basis. Manager’s fees, underwriter’s fees, and other underwriting revenues are recognized at the time the underwriting is completed. Tax shelter revenue is recognized at the time individual tax shelter units are sold. Revenue from the receipt of underwriter warrants, received in corporate finance transactions, is recognized on the date the warrants are received based on the estimated fair value of the securities received as estimated using the Black-Scholes option-pricing model. Underwriter warrants are thereafter valued using this model, taking into account the exercise price, remaining life of the warrant, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the remaining term of the warrant. Changes in the estimated fair value of these underwriter warrants are reflected currently in the results of operations.

Marketable securities are valued at fair market value, and securities not readily marketable are valued at fair value as determined by management. The fair value of not readily marketable securities is estimated by management using available information including the following: quoted market prices of similar securities (i.e., unrestricted shares of the same company); price of recent known trades of the same or similar securities; the cost of the security if recently purchased adjusted for changes in the financial condition of the issuer; all other information available from review of available documents related to the issuer or discussions with management of the issuer. Changes in the value of these securities are reflected currently in the results of operations.

Fair value of financial instruments: The carrying amounts reflected in the financial statements for cash and cash equivalents, receivables and payables approximate their respective fair values due to the short-term nature of these items. The fair values of securities owned and securities sold, not yet purchased are equal to the carrying value. Changes in the market value of these securities are reflected currently in the results of operations for the year.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 1.	Nature of Business and Significant Accounting Policies (continued)

Income taxes: The Company’s taxable income or loss is included in the consolidated federal income tax returns of the Parent. The Parent allocates income tax expense or benefit to the Company based upon its contribution to taxable income or loss as if the Company were filing a separate return.

Income taxes are accounted for under the same asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Cash and cash equivalents: Cash and cash equivalents include cash on hand, cash on deposit with banks, and highly liquid debt instruments with a maturity of three months or less when purchased.

Balances maintained within accounts on deposit with banks, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

New accounting pronouncements: In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurement. SFAS No. 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority being quoted prices in active markets. Under SFAS No. 157, fair value measurements are disclosed by level within that hierarchy. This Statement is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 157 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159). SFAS No. 159 permits companies to elect to follow fair value accounting for certain financial assets and liabilities in an effort to mitigate volatility in earnings without having to apply complex hedge accounting provisions. The standard also establishes presentation and disclosure requirements designed to facilitate comparison between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. SFAS No. 159 is effective for the Company in its year ended December 31, 2008. The Company is currently evaluating the impact of the adoption of SFAS No. 159, if any, on its financial position, results of operations and cash flows.

Note 2.	Receivable from and Payable to Correspondent Broker-Dealer

The Company introduces all customer transactions in securities traded on U.S. securities markets to DCS on a fully-disclosed basis. The agreement between the Company and its clearing broker provides that the Company is obligated to assume any exposure related to nonperformance by customers or counterparties. The Company monitors clearance and settlement of all customer transactions on a daily basis. The exposure to credit risk associated with the nonperformance of customers and counterparties in fulfilling their contractual obligations pursuant to these securities transactions can be directly impacted by volatile trading markets which may impair the customer’s or counterparty’s ability to satisfy their obligations to the Company. In the event of nonperformance, the Company may be required to purchase or sell financial instruments at unfavorable market prices resulting in a loss. Management does not anticipate significant nonperformance by customers and counterparties in the above situations.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 2.	Receivable from and Payable to Correspondent Broker-Dealer (continued)

At December 31, 2007, the receivable from DCS was comprised of $884,939 in commissions receivable and $10,817,402 in deposits to facilitate principal trading activity.

At December 31, 2007, the payable to DCS was comprised entirely of amounts used to finance principal trading activity.

Note 3.	Receivables from and Advances to Noncustomers

Receivables from and advances to noncustomers consist of the following:

Officers	$77,418
Employees	37,590
Independent brokers	37,390
Other	1,672,344

$1,824,742

Employee receivables relate principally to advances and expenses in excess of commission earnings and inventory losses charged to the Company’s employees and registered representatives. Other receivables are primarily related to commissions receivable and amounts advanced to companies involved in potential underwriting transactions. An allowance is recorded for specific amounts when they are determined by management to be uncollectible.

Note 4.	Trading and Investment Securities and Securities Sold, Not Yet Purchased

At December 31, 2006 trading and investment securities and securities sold, not yet purchased, at market values or estimated fair value if not readily marketable, are as follows:

	Owned	Sold, Not Yet Purchased
Corporate equities	$17,713,311	$36,026
State and municipal government obligations	83,470	—
Corporate warrants	2,398,133	233

	$20,194,914	$36,259

As a securities broker-dealer, the Company is engaged in various securities trading and brokerage activities as principal. In the normal course of business, the Company has sold securities that it does not currently own and will therefore be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at the December 31, 2007 market value of the related securities and will incur a trading loss on the securities if the market price increases and a trading gain if the market price decreases subsequent to December 31, 2007.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 4.	Trading and Investment Securities and Securities Sold, Not Yet Purchased (continued)

Included in trading and investment securities are certain securities which are not readily marketable. Securities not readily marketable include investment securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions, or conditions applicable to the securities or to the Company. At December 31, 2007, these securities consist of corporate equities and warrants at estimated fair values of $1,946,000.

Note 5.	Underwriter Warrants

The estimated fair value of warrants is determined by management using the Black-Scholes option-pricing model, taking into account the exercise price, remaining contractual life of the warrant, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the remaining term of the warrant. The warrants generally have a five-year expiration date and vest immediately. The warrants are generally subject to a restriction period of six months to one-year in which the Company cannot exercise the warrants. The expected volatility factors were determined using historical volatility of the underlying stock if available and historical volatility of a peer group if volatility for the underlying stock is not available.

The following table summarizes activity in underwriter warrants:

Estimated fair value at January 1, 2007	$5,650,000
Warrants received, net of employee compensation	3,497,004
Employee warrant obligation	651,000
Warrants exercised	(1,084,680)
Unrealized appreciation in estimated value	7,659,676

Estimated fair value at December 31, 2007	$16,373,000

As a result of a change in regulations regarding deferred compensation under Section 409A of the Internal Revenue Code, underwriter warrants received after January 1, 2005 and held by employees and independent contractors are considered non-qualified deferred compensation. On October 17, 2007, in order to avoid adverse tax consequences, all affected employees and contractors waived their rights to their underwriter warrants in return for payment of their pro rata share of the gain when the Company exercises the warrants and sells the corresponding stock. The estimated fair value of such underwriter warrants was $651,000 at December 31, 2007 and was included as a liability in the statement of financial condition. Previously, the fair value of underwriter warrants given to employees was recognized currently as a component of compensation expense.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 6.	Income Taxes

The Company’s net deferred tax asset (liability) consists of the following:

Prepaid expenses	$ (155,000)
Accrued expenses	141,000
Unrealized gain on securities	(1,974,000)
Deferred revenue	144,000
State net operating loss carryforwards and credits	60,000

Net deferred tax liability, before valuation allowance	(1,784,000)
Valuation allowance	(60,000)

Net deferred tax liability	$(1,844,000)

The Company has recorded a total valuation allowance in the amount of $60,000 for certain state net operating losses, based upon management’s assessment that it is more likely than not that a portion of the deferred tax assets will not be realized. The change in the valuation allowance was recorded in the fourth quarter of 2007. Management will continue to review the deferred tax asset and may adjust the valuation allowance in future periods based upon their assessment.

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), which defines the threshold for recognizing the benefits of tax return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority. FIN 48 applies to all tax positions accounted for under SFAS No. 109, Accounting for Income Taxes.

The Company adopted the provisions of FIN 48 on January 1, 2007. In accordance with paragraph 19, the Company elected to treat interest and penalties accrued on unrecognized tax benefits as tax expense within the financial statements. Upon adoption, the Company adjusted the financial statements to reflect those tax positions that are more-likely-than-not to be sustained as of the adoption date. The adjustment totaled $90,000 and was recorded directly as a reduction to the retained earnings balance on January 1, 2007. In addition the Company recorded an additional $100,000 contingency reserve. A reconciliation of the beginning and ending amount of unrecognized tax benefits, including interest, is as follows:

Balance at January 1, 2007	$190,000
Additions for tax positions in current and prior years	107,000

Balance at December 31, 2007	$297,000

The balance detailed above is included in income tax payable to parent in the statement of financial condition.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 7.	Profit-Sharing Plan

Retirement benefits for employees who have completed certain service requirements are provided by a defined contribution profit-sharing plan.

Note 8.	Related Party Transactions

The Company advances funds to its Parent in the normal course of business.

Note 9.	Leases

The Company leases office space under the terms of various non-cancelable operating leases. The future minimum payments, by year and in aggregate, required for leases with initial or remaining terms of one year or more consist of the following:

Years ending December 31:
2008	$567,870
2009	313,685
2010	117,456

$999,011

Note 10.	Contingencies

The Company has been named by individuals in certain legal actions, some of which claim state and federal securities law violations and claim principal and punitive damages. Included in the financial statements is an accrual for $2,500 for pending settlements near and subsequent to the Company’s year-end. As preliminary hearings and discovery in the remaining cases is not complete, it is not possible to assess the degree of liability, the probability of an unfavorable outcome or the impact on the Company’s financial statements, if any. The Company’s management denies the charges in the remaining legal actions and is vigorously defending against them. No provision for any liability that may result from the remaining contingencies has been made in the financial statements.

Paulson Investment Company, Inc.

Notes to Statement of Financial Condition

Note 11.	Net Capital Requirement

The Company is subject to the Securities and Exchange Commission Uniform Net Capital rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. The rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1. At December 31, 2007, the Company had net capital of $11,500,736, which was $11,052,445 in excess of its required net capital of $448,293. The Company’s ratio of aggregate indebtedness to net capital was 0.62 to 1.

Note 12.	Concentration of Risk

The Company’s trading and investment securities include investments in the common stock of the following companies, which represent more than 10 percent of trading and investment securities at December 31, 2007:

Company	Investment Amount	Percentage of Total
The Quantum Group, Inc.	$3,330,296	16.49%
Converted Organics, Inc.	3,132,714	15.51%
Ascent Solar Technologies, Inc.	2,609,550	12.92%
Charles & Colvard, Ltd.	2,189,000	10.84%

	$11,261,560	55.76%